COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 10:	COMMITMENTS AND CONTINGENT LIABILITIES

a.
Sapiens Technologies (1982) Ltd. ("Sapiens Technologies"), a subsidiary incorporated in Israel, was partially financed under programs sponsored by the Israel Innovation Authority ("IIA"), formerly the Office of the Chief Scientist, for the support of certain research and development activities conducted in Israel.

In exchange for participation in the programs by the IIA, the Company agreed to pay 3.5% of total net consolidated license and maintenance revenue and 0.35% of the net consolidated consulting services revenue related to the software developed within the framework of these programs based on an understanding with the IIA reached in January 2012.

The royalties will be paid up to a maximum amount equaling 100%-150% of the grants provided by the IIA, linked to the dollar, and for grants received after January 1, 1999, bear annual interest at a rate based on LIBOR.

Royalty expense amounted to $618, $505 and $503 in 2014, 2015 and 2016, respectively, and are included in cost of revenues.

As of December 31, 2016, the Company had a contingent liability to pay royalties of $7,119.

b.	Lease commitments:

The Company leases office space, office equipment and various motor vehicles under operating leases.

1.
The Company's office space and office equipment are rented under several operating leases. Future minimum lease commitments under non-cancelable operating leases for the years ended December 31, were as follows:

2017	$4,050
2018	3,426
2019	2,974
2020	1,085
2021 and thereafter	83

$11,618

Rent expense for the years ended December 31, 2014, 2015 and 2016 was $3,782, $4,418 and $6,284, respectively.

2.	The Company leases its motor vehicles under cancelable operating lease agreements.

The minimum payment under these operating leases, upon cancellation of these lease agreements was $168 as of December 31, 2016.

c.
The Company provided bank guarantees in the amount of $827 as security for the rent to be paid for its leased offices. The bank guarantees are valid through February 2017 and thereafter will be renewed in an amount of approximately $850 which will be valid through February 2018. As of December 31, 2016, the Company has provided bank guarantees of $426 as security for the performance of various contracts with customers and suppliers.

As of December 31, 2016, the Company had no restricted bank deposits in favor of the bank guarantees.

d.	On August 27, 2015, the Company's wholly-owned subsidiary was summoned to a hearing at a court in Amsterdam in connection with a claim initiated against it by one of its customers.

Although the software system provided by the Company's subsidiary has been used by the customer since 2008, the customer claims that the software system furnished it did not comply with its requirements and that the subsidiary failed to correct errors in the software systems in accordance with the service level agreement between the parties. The remedies sought by the customer are: (i) termination of all contracts with the subsidiary; and (ii) refund of all amounts paid by the customer to the subsidiary under the foregoing contracts plus damages in an aggregate amount of approximately €21.5 million.

As of the date of publication of these financial statements, the legal proceedings are at its early stage and the Company has included in these financial statements a provision which reflects the Company’s current estimate of the potential outcome of the foregoing claim.